UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 3, 2010

Date of Report (Date of Earliest Event Reported)

KMP FUTURES FUND I LLC

(Exact name of Registrant as Specified in its Charter)

Delaware	000-53816	13-7075398
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

KMP Futures Fund I LLC (“Registrant”) has entered into a Trading Advisor Agreement with Graham Capital Management, L.P. (“Graham”), whereby, beginning July 1, 2010, Graham will manage a portion of Registrant’s assets pursuant to its K4D-15V Program. Attached as Exhibit 10.10 is the Advisory Agreement with Graham.

Attached as Exhibit 99.1 is a copy of a letter that has been provided to investors regarding the activities described herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.10	Advisory Agreement dated July 1, 2010 by and among KMP Futures Fund I LLC, Kenmar Preferred Investments Corp. and Graham Capital Management, L.P.

99.1	Letter to Investors dated May 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant in the capacity indicated on June 3, 2010.

KMP FUTURES FUND I LLC
(Registrant)

	By:	Kenmar Preferred Investments Corp.,
its Managing Member

Date: June 3, 2010	By:	/s/ Lawrence S. Block
		Name:	Lawrence S. Block
		Title:	Executive Vice President
and General Counsel